Exhibit 99.1

Rewards Network Investor Overview

June 2006

© 2006 Rewards Network Inc. All rights reserved.

Statements made in conjunction with this presentation that are not strictly historical are “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectation or beliefs, and are subject to risks, trends and uncertainties. Actual results, performance or achievements may differ materially from those expressed or implied by the statements herein due to factors that include, but are not limited to, the following: (i) our dependence on our relationships with airlines and other reward program partners for a significant number of members, (ii) the concentration of a significant amount of our rewards currency in one industry group, the airline industry, (iii) our minimum purchase obligations and performance requirements, (iv) our inability to attract and retain restaurants, (v) our inability to attract and retain members, (vi) adverse consequences of changes in our programs that affect the rate of rewards received by members, (vii) our inability to maintain an appropriate balance between the number of members and the number of participating merchants in each market, (viii) changes to payment card association rules and practices, (ix) our dependence upon our relationships with payment card issuers, transaction processors, presenters and aggregators, (x) network interruptions or processing errors, (xi) our susceptibility to a changing regulatory environment, (xii) increased operating costs due to privacy concerns of our marketing partners, payment card processors and the public, (xiii) the failure of our security measures, (xiv) our susceptibility to restaurant credit risk, (xv) economic changes, (xvi) an adverse change in our loss experience related to dining credits, (xvii) the loss of key personnel, (xviii) adverse determination of lawsuits in which we are a defendant that may result in liability and/or adversely impact the way in which we conduct business, (xix) increasing competition, (xx) our inability to obtain sufficient cash, and (xxi) the failure of our expansion into Canada. A more detailed description of the factors that, among others, should be considered in evaluating our outlook can be found in the company’s annual report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise, except as required by law.

Safe Harbor Statement

© 2006 Rewards Network Inc. All rights reserved.

• Introductions

• Rewards Network at a Glance

• Investment Appeals

• Financial Overview

• Questions

Agenda

© 2006 Rewards Network Inc. All rights reserved.

3

• Leading provider of marketing and loyalty programs to the restaurant industry

• Founded in 1984

• Over 3 million active members

• Over 9,000 participating merchants

• Unique registered card platform

• AMEX: IRN

Rewards Network at a Glance

© 2006 Rewards Network Inc. All rights reserved.

• Industry leader with strong partner relationships

• Unique business model

• Leverageable technology

• “Customer First” culture, focused on execution

• Management team aligned with investors

We are positioning Rewards Network for sustainable, profitable growth

Investment Appeals

© 2006 Rewards Network Inc. All rights reserved.

5

AIRLINE PARTNERS BROUGHT TO YOU *by* REWARDS NETWORK

Mileage Plan Dining & Hotels
Alaska Airlines
Mileage Plan Dining & Hotels
mileageplan.rewardsnetwork.com

Delta SkyMiles Dining and Hotels
Delta Air Lines
SkyMiles® Dining and Hotels
skymiles.rewardsnetwork.com

Rewards Network Dining For Miles®
Northwest Airlines
Dining For Miles®
nwa.rewardsnetwork.com

AAdvantage Dining
American Airlines
AAdvantage Dining℠
aa.rewardsnetwork.com

WE ALSO OPERATE THE DINING PROGRAM FOR:

British Airways Executive Club
British Airways
rewardsnetwork.com/BA

Midwest Miles
Midwest Airlines
rewardsnetwork.com/Midwest

United Mileage Plus® Dining
United Airlines
Mileage Plus Dining
mpdining.rewardsnetwork.com

OnePass® Dining
Continental Airlines
OnePass® Dining
onepass.rewardsnetwork.com

US Airways Dividend Miles Dining
US Airways
Dividend Miles® Dining
usairways.rewardsnetwork.com

LOYALTY REWARDS PROGRAM PARTNERS BROUGHT TO YOU *by* REWARDS NETWORK

eScrip
eScrip
Dining & Hotels for eScrip
escrip.rewardsnetwork.com

Priority Club®
Priority Club Rewards Dining
priorityclub.rewardsnetwork.com

RBC rewards®
Royal Bank of Canada
RBC Rewards
rbcrewards.rewardsnetwork.com
® Registered trademark of the Royal Bank of Canada. RBC and Royal Bank are registered trademarks of Royal Bank of Canada.

The New York Times TimesPoints Dining and Hotels
The New York Times
TimesPoints Dining and Hotels
timespoints.rewardsnetwork.com

Upromise Dining
Upromise®
Upromise Dining
rn.upromise.com



Industry Leader With Strong Partner Relationships

6

© 2006 Rewards Network Inc. All rights reserved.

REWARDS NETWORK℠

Rewards Network receives a portion of member transactions.

PARTICIPATING RESTAURANTS

Members dine at participating restaurants offering benefits.

PROVIDES:

MARKETING/ LOYALTY PROGRAMS/ BUSINESS INTELLIGENCE/ACCESS TO CAPITAL THROUGH THE PURCHASE OF DINING CREDITS

MARKETS PARICIPATING RESTAURANTS TO

Rewards Network issues benefits to members for dining at participating restaurants.

MEMBERS

AIRLINE FREQUENT FLYER/CASHBACK REWARDS/ AND OTHER LOYALTY PROGRAMS

Members turn to Rewards Network when making their dining decisions.

Unique Business Model – What We Do

© 2006 Rewards Network Inc. All rights reserved.

Marketing Credits Program – typical transaction flow

Dining credits purchase

Qualified transactions

Rewards Network share

Member benefits

Net of transactions

Margin

Wholesale discount

Dining benefit

Rewards Network

$(10,000)

$ 20,000

$ (5,000)

$ 5,000

25%

Merchant

$ 10,000

$ 25,000

$ (20,000)

$ 15,000

40%

Members

$ (25,000)

$ 5,000

$ (20,000)

20%

• reflects 2:1 purchase ratio and 80% sales yield for Rewards Network

Unique Business Model – How It Works

© 2006 Rewards Network Inc. All rights reserved.

Registered Card Platform

• Processor and card issuer relationships

• Secure data feeds on member transactions

• Highly scalable IT infrastructure

• Over 10 million qualified transactions worth nearly half a billion dollars annually

Marketing Platform

• Email

• Over 2.8 million member-provided email addresses

• Over 3.5 million geo-targeted emails sent each month

• Websites

• 26 websites managed for RN and its partners

• Hosting up to 9 pages of content for each merchant

• Customized based on member logins

• Direct Mail

• 1.4 million pocket directories distributed quarterly

• Includes 100 million restaurant listings each quarter

Leverageable Technology

© 2006 Rewards Network Inc. All rights reserved.

Prior Challenges

• Sales force effectiveness

• Declining merchant base

• Relatively poor deal quality

• High write-off levels

Current Focus

• Restoring top-line growth

• Further engage the member

• Merchant retention

• Leverage IT/marketing platform

• Profitable, sustainable growth

Actions Taken

• New compensation plan

• Needs-based selling

• Training and certification

• Rigorous due diligence

• Improved deal economics

Short-Term Expected Impact

• Rebuilding the merchant base

• Margin expansion

• Lower level of write-offs

• Cash flow generation

• More effective sales force

“Customer First” Culture, Focused on Execution

© 2006 Rewards Network Inc. All rights reserved.

• Senior management and other key positions addressed in last 12 months

• Stock ownership guidelines instituted for management in 2006

• Compensation plan is focused on creating shareholder value

• Equity compensation is time and performance based

Management Team Aligned With Investors

© 2006 Rewards Network Inc. All rights reserved.

Selected Historical Financial Data

Qualified transaction amounts

Sales yield

Sales

Cost of sales

Provision for losses

Member benefits

Net revenue

Total operating revenue

Total operating expenses

Operating income

Dluted earnings per share

Cash, equivalents, ST Invs.

Dining credits, net

2005

$484,643

59.2%

$287,145

$147,585

$22,522

$42,777

$74,261

$77,051

$74,178

$2,873

($ 0.02)

$31,585

$112,592

100.0%

51.%

7.8%

14.%

25.9%

26.8%

25.8%

1.0%

2004

$542,418

64.2%

$348,078

$168,738

$19,711

$69,918

$89,711

$93,247

$68,195

$25,052

$0.50

$15,446

$130,916

100.0%

48.5%

5.7%

20.1%

25.8%

26.8%

19.6%

7.2%

2003

$528,640

66.0%

$349,026

$167,529

$16,502

$76,357

$88,638

$93,322

$64,771

$28,551

$0.61

$20,000

$104,036

100.0%

48.0%

4.7%

21.9%

25.4%

26.7%

18.6%

8.2%

(Amounts in thousands, except per share data)

Historical Financial Information: 2003-2005

© 2006 Rewards Network Inc. All rights reserved.

Selected Historical Financial Data

Q1’06

Q1’05

Qualified transaction amounts

$ 120,836

$ 120,989

Sales yield

55.9%

61.8%

Sales

$ 67,602

100.0%

$ 74,764

100.0%

Cost of sales

$ 35,286

52.2%

$ 37,561

50.2%

Provision for losses

$ 447

0.7%

$ 8,496

11.4%

Member benefits

$ 9,088

13.4%

$ 13,153

17.6%

Net revenue

$ 22,781

33.7%

$ 15,554

20.8%

Total operating revenue

$ 23,356

34.5%

$ 16,337

21.9%

Total operating expenses*

$ 20,212

29.9%

$ 21,783

29.1%

Operating income*

$ 3,144

4.7%

($ 5,446)

-7.3%

Diluted earnings per share*

$ 0.07

($ 0.14)

Cash, equivalents, ST Invs.

$ 60,232

$ 10,753

Dining

credits,

net

$93,278

$133,235

(Amounts in thousands, except per share data)

* Includes Source patent litigation settlement in Q1’06

Historical Financial Information: Q1’06 vs. Q1’05

© 2006 Rewards Network Inc. All rights reserved.

Marketing Credits Program – Key Metrics

Merchant Count

9,000

8,500

8,000

7,500

7,000

6,500

8,790

Q1 2005

8,764

Q2 2005

8,464

Q3 2005

7,955

Q4 2005

7,362

Q1 2006

Sales Yield

73.0%

71.0%

69.0%

67.0%

71.6%

Q1 2005

70.3%

Q2 2005

69.8%

Q3 2005

69.0%

Q4 2005

69.2%

Q1 2006

56.0%

55.0%

54.0%

53.0%

52.0%

51.0%

50.0%

53.6%

Q1 2005

54.6%

Q2 2005

55.4%

Q3 2005

55.7%

Q4 2005

55.8%

Q1 2006

14

11

8

5

13.5

Q1 2005

14.1

Q2 2005

13.4

Q3 2005

12.0

Q4 2005

10.3

Q1 2006

Estimated Months to Consume Dining Credits *

* Calculated as Ending Gross Dining Credits Portfolio / (Quarterly Cost of Dining Credits / 3)

Key Metrics – Historical Trends

© 2006 Rewards Network Inc. All rights reserved.

Marketing Services Program – Key Metrics

Merchant Count

2,400

2,200

2,000

1,800

1,600

1,400

1,200

1,000

1,517

Q1 2005

1,612

Q2 2005

1,795

Q3 2005

2,002

Q4 2005

2,160

Q1 2006

Sales Yield

24.0%

22.0%

20.0%

18.0%

16.0%

14.0%

12.0%

10.0%

22.7%

Q1 2005

20.6%

Q2 2005

18.8%

Q3 2005

17.1%

Q4 2005

16.5%

Q1 2006

• Growth with low cost to serve

• Selling to need

• Improved pricing going forward

• Differentiating our marketing

Key Metrics – Historical Trends

©	2006 Rewards Network Inc. All rights reserved.

• Industry leader with strong partner relationships

• Unique business model

• Leverageable technology

• “Customer First” culture, focused on execution

• Management team aligned with investors

We are positioning Rewards Network for sustainable, profitable growth

Investment Appeals

© 2006 Rewards Network Inc. All rights reserved.

Qualified transaction amounts:

Represents the total dollar value of member transactions at participating merchants when a benefit is offered. Qualified transaction amounts are divided by the number of qualified transactions to arrive at the average transaction amount.

Sales yield:

Represents the percentage of qualified transaction amounts that Rewards Network reports as revenue. The percentage is based on each agreement between a merchant and Rewards Network.

Cost of dining credits:

Represents the amount of dining credits, at cost, redeemed by members when transacting at participating merchants when a benefit is offered. Under the Company’s Marketing Services Program, no dining credits are purchased by Rewards Network.

Provision for losses:

Represents the current period expense necessary to maintain an appropriate reserve against the Company’s dining credits portfolio. No provision applies to the Marketing Services Program, as the Company does not purchase dining credits under that program.

Total member benefits:

Represents the dollar value of benefits paid to members in Cashback RewardsSM, airline miles, or other benefit currencies, for dining at participating merchants.

Active members:

Members who have had a qualified transaction within the past 12 months.

\Glossary of Terms

© 2006 Rewards Network Inc. All rights reserved.

For more information, contact:

Chris Curtis

Vice President, Corporate Affairs

ccurtis@rewardsnetwork.com

312.521.6754

Rewards Network Inc.

2 N. Riverside Plaza

Suite 950

Chicago, IL 60606

© 2006 Rewards Network Inc. All rights reserved.